UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 22, 2003

                               ENOVA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                   California
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-25184                                         95-3056150
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)


       19850 South Magellan Drive
          Torrance, California                                   90502
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip code)


                                 (310) 527-2800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.             Description
-----------             -----------
99.1                    News Release, dated May 22, 2003, of Enova Systems, Inc.

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the attached press release is being provided under "Item 12. Results of Operations and Financial Condition."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Enova Systems, Inc.
                                                (Registrant)
Date: May 28, 2003                              By: /s/ Carl D. Perry
                                                    ----------------------------
                                                Name:    Carl D. Perry
                                                Title:    President and CEO


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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
99.1                       Press Release